UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2006

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number
1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 8.01. Other Events
ACC Application
     On January 6, 2006, Arizona Public Service Company (“APS”) filed with the Arizona Corporation Commission (the “ACC”) an application requesting:
•	an emergency interim rate increase of $299 million, or approximately 14%, to be effective April 1, 2006; and

•	the removal, on an interim basis, of the $776.2 million annual cap on the amount of retail fuel and purchased power costs recoverable through current rates and the power supply adjustor (the “PSA”) approved by the ACC in 2005.
A copy of APS’ application is attached as Exhibit 99.1.
     Emergency Interim Rate Increase
     The purpose of the emergency interim rate increase is solely to address APS’ under-collection of higher annual fuel and purchased power costs. The increase would accelerate recovery of the fuel and purchased power component of APS’ general rate case and is not an additional increase and would be subject to refund. The request for an emergency interim rate increase would not affect, and would be in addition to, APS’ pending $80 million surcharge request and the annual PSA adjustment in April 2006.
     Interim Removal of PSA Annual Cap
     APS requested in its general rate case that the ACC approve certain modifications to the PSA, including the removal or increase of the $776.2 million annual cap on the amount of retail fuel and purchased power costs recoverable through current rates and the PSA. APS previously disclosed that it estimated it would exceed this cap in the fourth quarter of 2006.
     For additional information regarding the pending rate case and the PSA cap, see “APS 2005 General Rate Case” in Note 5 of Notes to Condensed Consolidated Financial Statements in the Pinnacle West Capital Corporation (“Pinnacle West”)/APS Report on Form 10-Q for the fiscal quarter ended September 30, 2005 and in Item 8.01 of the Pinnacle West/APS Report on Form 8-K filed December 6, 2005.
     APS cannot predict the outcome of this matter.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit
No.	Registrant	Description
99.1	Pinnacle West Capital Corporation APS	Application for Emergency Interim Rate Increase and Interim Amendment to Decision No. 67744

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)

Dated: January 9, 2006	By:	/s/ Barbara M. Gomez

Barbara M. Gomez Vice President and Treasurer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)

Dated: January 9, 2006	By:	/s/ Barbara M. Gomez

Barbara M. Gomez Vice President and Treasurer